UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 29, 2004

SYS
(Exact Name of Registrant as Specified in Charter)

California	000-04169	95-2467354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Murphy Canyon Road, Suite 200, San Diego, CA 92123
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 715-5500

(none)
(Former Name or Former Address, if Changed Since Last Report)

Item 8.  Other Events.

             On December 29, 2004, the Company issued a press release related to its listing on the American Stock Exchange.  The Company is furnishing the press release as Exhibit 99 hereto for informational purposes only pursuant to Regulation FD.

Exhibit 99 - Press release dated December 29, 2004 related to the Company's listing on the Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SYS
(Registrant)

Date: December 29, 2004	By:	/s/ Edward M. Lake
Edward M. Lake
Chief Financial Officer